Exhibit 10.1

AMENDMENT TO THIRD AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT AND PLEDGE AND SECURITY AGREEMENT
This AMENDMENT TO THIRD AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT AND PLEDGE AND SECURITY AGREEMENT, dated as of September 9, 2021 (this “Amendment”), is made by and among SEALED AIR CORPORATION, a Delaware corporation (the “Company”), for and on behalf of itself and, in its capacity as the Borrower Representative, for and on behalf of, each other Borrower, BANK OF AMERICA, N.A., as agent for and on behalf of the Lenders and other secured parties thereunder (in such capacity, the “Agent”), and the undersigned Lenders. Capitalized terms used but not defined herein have the meaning assigned thereto in the Amended Facility Agreement (as defined below).
PRELIMINARY STATEMENTS
WHEREAS, reference is made to (i) that certain Third Amended and Restated Syndicated Facility Agreement, dated as of July 12, 2018 (as amended by Amendment No. 1 to Third Amended and Restated Syndicated Facility Agreement, dated as of July 12, 2018, as further amended by Amendment No. 2 to Third Amendment and Restated Syndicated Facility Agreement and Incremental Assumption Agreement, dated as of August 1, 2019, as supplemented by that certain Consent to Reorganization, dated as of November 25, 2020, as further amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time prior to the date hereof, the “Existing Facility Agreement”), made by and among the Company, the other Borrowers (as defined therein) party thereto, the lenders from time to time party thereto (the “Lenders”), the Agent, and the other parties referred to therein, and (ii) that certain Pledge and Security Agreement, dated as of October 3, 2011 (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time prior to the date hereof, the “Existing Security Agreement”), made by and among the Company and the other Loan Parties party thereto, as Grantors (as defined therein), and Bank of America, N.A. (as successor to Citibank N.A.), as Agent;
WHEREAS, the Company has requested to make certain amendments to the Existing Facility Agreement and the Existing Security Agreement as set forth herein; and
WHEREAS, each Lender party to this Amendment, which Lenders constitute the Required Lenders as of the Amendment Effective Date (as defined below), agrees to the make the amendments to the Existing Facility Agreement and the Existing Security Agreement set forth herein, on the terms and subject to the conditions set forth herein;
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
SECTION 1.Amendments to Existing Facility Agreement. The Existing Facility Agreement is, effective as of the Amendment Effective Date and subject to the satisfaction or waiver in writing of the conditions precedent set forth in Section 4, hereby amended (the Existing Facility Agreement, as so amended by this Amendment, the “Amended Facility Agreement”) by:
(i)     in Section 1.01 thereof, amending and restating the definition of “Existing Sealed Air Notes” as follows:
”’Existing Sealed Air Notes’ means, collectively, the 4.875% Senior Notes due December 2022, the 5.250% Senior Notes due April 2023, the 4.50% Senior Notes due September 2023, the 5.125% Senior Notes due December 2024, the 5.50% Senior Notes
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due September 2025, the 4.000% Senior Notes due December 2027, and the 6.875% Senior Notes due July 2033, in each case, issued by the Company.”
(ii)    amending and restating Section 5.02(b)(v) thereof as follows:
“(v) Indebtedness of (A) any Loan Party to any other Loan Party; (B) any Group Member which is not a Loan Party to any other Group Member which is also not a Loan Party; (C) any Loan Party to any Group Member which is not a Loan Party and (D) any Group Member which is not a Loan Party to any Loan Party to the extent permitted pursuant to Section 5.02(d)(x), and in each case as applicable including Indebtedness in connection with obligations under Liquidity Structures; provided that in each case of subclauses (A) through (D) of this clause (v), all such Indebtedness owing by or payable by a Loan Party, shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Agent;”
SECTION 2.Amendments to Existing Security Agreement. The Existing Security Agreement is, effective as of the Amendment Effective Date and subject to the satisfaction or waiver in writing of the conditions precedent set forth in Section 4, hereby amended (the Existing Security Agreement, as so amended by this Amendment, the “Amended Security Agreement”) by amending and restating clause (i) of Section 2.2 thereof as follows:
“(i) the capital stock or Indebtedness issued by, or real property of, any Subsidiary (or any income, revenues or rights in respect of such capital stock or Indebtedness or real property) which cannot be pledged under the terms of any of the indentures in respect of the Existing Sealed Air Notes without triggering an equal and ratable clause thereunder, solely until the earlier of (i) the terms of all of the indentures in respect of the Existing Sealed Air Notes no longer restrict or prohibit such pledge and (ii) the date upon which the Existing Sealed Air Notes are paid, defeased or discharged in full”
SECTION 3.Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, the Borrower Representative (for and on behalf of itself and the other Borrowers) hereby represents and warrants, on and as of each of the Amendment Effective Date, to the Agent and the Lenders, that:
(a) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result from the effectiveness of this Amendment and the consummation of the transactions contemplated hereby.
(b) The representations and warranties set forth in the Existing Facility Agreement (other than the representation set forth in the last sentence of Section 4.01(f) of the Existing Facility Agreement) and each other Loan Document are true and correct in all material respects as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and except to the extent that such representations and warranties are already qualified as to materiality or Material Adverse Effect, in which case such qualified representations and warranties shall be true and correct in all respects.
(c) The Company (i) is duly incorporated, validly existing and in good standing, under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to execute, deliver and perform its obligations under this Amendment, and perform its obligations under the Amended Facility Agreement and the Amended Security Agreement and (iii) is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification,
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except with respect to this clause (iii) where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.
(d) The Company has duly executed and delivered this Amendment, and the Amendment, the Amended Facility Agreement and the Amended Security Agreement constitute the legal, valid and binding obligation of the Company and each other Borrower, enforceable against each such Person, in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and to equitable principles (regardless of whether enforcement is sought in equity or at law).
SECTION 4.Conditions to Effectiveness of the Amendment. The Amendments set forth in Sections 1 and 2 hereof shall become effective as of the first date when, and only when, the following conditions have been satisfied, or waived in accordance with the provisions of the Existing Facility Agreement (the “Amendment Effective Date”):
(a) Execution and Delivery. The Agent shall have received this Amendment, duly executed and delivered by the Borrower Representative, the Agent and Lenders constituting the Required Lenders.
(b) No Default. No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date immediately after giving effect to this Amendment, or would result from the effectiveness of this Amendment.
(c) Representations and Warranties. The representations and warranties contained in Section 3 of this Amendment, in Section 4.01 of the Existing Facility Agreement (other than the representation set forth in the last sentence of Section 4.01(f) of the Existing Facility Agreement) and in the other Loan Documents, shall, in each case, be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date; except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and except to the extent that such representations and warranties are already qualified as to materiality or Material Adverse Effect, in which case such qualified representations and warranties shall be true and correct in all respects.
SECTION 5.Reference to and Effect on the Loan Documents.
(a)On and after the Amendment Effective Date, each reference in the Amended Facility Agreement or in the Amended Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Facility Agreement or the Existing Security Agreement, as applicable, and each reference in the other Loan Documents to “the Facility Agreement”, “the Credit Agreement”, the “Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Facility Agreement or the Existing Security Agreement, as applicable, shall mean and be a reference to the Existing Facility Agreement or the Existing Security Agreement, as applicable, as amended and modified by this Amendment.
(b)Each of the Existing Facility Agreement and the Existing Security Agreement, as specifically amended and modified by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents to the extent provided in the Collateral Documents.
(c)Save as expressly provided herein, the execution, delivery and effectiveness of this
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Amendment (i) shall not operate as a waiver of any right, power, privilege or remedy of any Lender, any Issuing Bank, any Swing Line Lender or the Agent under any of the Loan Documents and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or other agreements contained in the any of the Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company, any other Loan Party or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or other agreements contained in the Amended Facility Agreement, the Amended Security Agreement or any other Loan Document in similar or different circumstances after the date hereof.
(d)The Agent agrees to promptly post this Amendment for the Lenders on the Platform.
SECTION 6.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record (as defined below) and may be executed using Electronic Signatures (as defined below). The Company agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on the Company to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Company enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Agent may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Agent has agreed to accept such Electronic Signature, the Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Company without further verification and (b) upon the request of the Agent or any Secured Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
SECTION 7.Expenses. The Company agrees to reimburse the Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, in accordance with the provisions of Section 9.04(a) of the Amended Facility Agreement (and without duplication of such provision or any provision of this Amendment).
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SECTION 8.Miscellaneous. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Amended Facility Agreement, the Amended Security Agreement and the other Loan Documents and their respective successors and permitted assigns. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 9.Loan Document. Each of the parties hereto hereby agrees that this Amendment shall be a Loan Document for all purposes of the Amended Facility Agreement and the other Loan Documents, and the definition of “Loan Documents” set forth in the Amended Facility Agreement shall be deemed to have been amended to include this Amendment therein.
SECTION 10.GOVERNING LAW.
(a)THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY RIGHT TO ANY OTHER JURISDICTION THAT IT MAY HAVE BY REASON OF DOMICILE OR ANY OTHER REASON AND OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(b)EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.
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Facility Agreement and Pledge and Security Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Third Amended and Restated Syndicated Facility Agreement and Pledge and Security Agreement to be duly executed and delivered as of the day and year first above written.

SEALED AIR CORPORATION, as the Company and
as Borrower Representative (for and on behalf of itself
and for and on behalf of each other Borrower)

By: /s/ Alessandra Faccin
Name: Alessandra Faccin
Title: Vice President and Treasurer
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BANK OF AMERICA, N.A.,
as Agent
By: /s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

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BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Erron Powers
Name: Erron Powers
Title: Director

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BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW
YORK BRANCH,
as a Lender
By:     /s/ Cara Younger
Name: Cara Younger
Title: Executive Director

By:     /s/ Santiago Thompson
Name: Santiago Thompson
Title: Managing Director

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BNP PARIBAS
as a Lender
By:     /s/ Richard Pace
Name: Richard Pace
Title: Managing Director

By:     /s/ Michael Lefkowitz
Name: Michael Lefkowitz
Title: Vice President

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CITIBANK, N.A.,
as a Lender

By: /s/ David Jaffe
Name: David Jaffe
Title: Vice President

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Citizens Bank, N.A.,
as a Lender

By: /s/ Kyle Giesel
Name: Kyle Giesel
Title: Vice President

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COÖPERATIEVE RABOBANK U.A., NEW YORK
BRANCH,
as a Lender
By:     /s/ Michalene Donegan
Name: Michalene Donegan
Title: Managing Director

By:     /s/ Hunter Odom
Name: Hunter Odom
Title: Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK,
as a Lender
By:     /s/ Paul Arens
Name: Paul Arens
Title: Director

By:     /s/ Gordon Yip
Name: Gordon Yip
Title: Director

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DNB Capital LLC,
as a Lender
By:     /s/ Samantha K Stone
Name: Samantha K Stone
Title: Vice President

By:     /s/ Ahelia Singh
Name: Ahelia Singh
Title: Assistant Vice President

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FIRST HAWAIIAN BANK,
as a Lender

By: /s/ Christopher M. Yasuma
Name: Christopher M. Yasuma
Title: Vice President

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Goldman Sachs Lending Partners LLC,
as a Lender

By: /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

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Goldman Sachs Bank USA,
as a Lender

By: /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

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HSBC Bank USA National Association,
as a Lender

By: /s/ Jessica Smith
Name: Jessica Smith
Title: Director

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ James Shender
Name: James Shender
Title: Executive Director

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Morgan Stanley Bank, N.A.,
as a Lender

By: /s/ Marisa B. Moss
Name: Maris B. Moss
Title: Authorized Signatory

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MUFG Bank Ltd.
as a Lender

By: /s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

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TD Bank, N.A.,
as a Lender

By: /s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

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TRUIST BANK,
as a Lender

By: /s/ Jonathan Hart
Name: Jonathan Hart
Title: Director

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The Northern Trust Company,
as a Lender

By: /s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Andrew Payne
Name: Andrew Payne
Title: Managing Director

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Woodforest National Bank,
as a Lender

By: /s/ Chris Crary
Name: Chris Crary
Title: Senior Vice President

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Mizuho Bank, Ltd.,
as a Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory
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